Exhibit 99.3
Nautilus Biotechnology Debuts as Publicly Traded Company, Seeks to Deliver on the Untapped Potential of the Human Proteome
●    Business combination transaction with Arya Sciences Acquisition Corp III, a special purpose acquisition company sponsored by Perceptive Advisors, closed on June 9, 2021
●    Publicly traded company renamed Nautilus Biotechnology, Inc.
●    Common stock commences trading under ticker symbol “NAUT” on the Nasdaq Global Select Market on June 10, 2021
●    Gross proceeds from this transaction to Nautilus totaled approximately $345 million, combining approximately $145 million of funds held in Arya III’s trust account and a concurrent PIPE financing of $200 million
SEATTLE, WA & NEW YORK, NY, June 9, 2021 — Nautilus Biotechnology, Inc., a company pioneering a single-molecule protein analysis platform for quantifying the proteome, today announced the completion of its business combination with Arya Sciences Acquisition Corp III (Nasdaq: ARYA; or “Arya III”), a special purpose acquisition company (SPAC) sponsored by Perceptive Advisors. The combined company, Nautilus Biotechnology, Inc. (“Nautilus”), will commence trading shares of its common stock under the ticker symbol “NAUT” on the Nasdaq Global Select Market on June 10, 2021.
The business combination was approved by Arya III’s shareholders on June 8, 2021. The transaction had been previously approved by Nautilus shareholders. Gross proceeds from this transaction totaled approximately $345 million, which included approximately $145 million of funds held in Arya III’s trust account and the concurrent common stock private investment in public equity (PIPE) financing of $200 million led by Perceptive Advisors, an affiliate of Arya III’s sponsor, as well as RA Capital Management, Ally Bridge Group, Bain Capital Life Sciences, Franklin Templeton Investments, OrbiMed, Alyeska Investment Group, L.P., Casdin Capital and existing Nautilus Biotechnology shareholders including Andreessen Horowitz, Madrona Venture Group, and Vulcan Capital. The Nautilus management team, led by its founders Chief Executive Officer Sujal Patel and Chief Scientist Parag Mallick, will continue to lead the combined company.
“At Nautilus, we have reimagined how to comprehensively analyze and quantify the proteome. In doing so, we are seeking to create a new gold standard in the field of proteomics that will lead to positive impacts on human health”, said Sujal Patel, CEO of Nautilus. “We believe our technology will change the scale of what is possible in proteomics in an effort to enable significant advancements in drug development and help revolutionize the way biomedical research is conducted.”
Nautilus is developing a protein analysis platform with the potential to identify more than 95% of the proteome. Integrated with breakthrough innovations in computer science, engineering, and biochemistry, the Nautilus Proteomic Analysis Platform is designed to leverage a nanofabricated, large-scale, single-molecule protein array, multi-cycle imaging, and machine learning analysis to measure the proteome with extreme sensitivity and scale.

“By combining a team of experienced leaders from both technology and life sciences with an unprecedented and truly innovative approach to proteomics, we believe that Nautilus is poised to not only elevate, but radically reinvent our understanding of the proteome,” said Adam Stone, Chief Investment Officer of Perceptive Advisors and former CEO of Arya III. “We are proud to partner with Nautilus in hopes of driving the proteomics revolution toward better health and medical interventions.”
“We’re committed to taking a bold scientific leap toward democratizing access to the proteome and transforming how human disease is fundamentally understood and treated,” said Parag Mallick, Chief Scientist of Nautilus. “By delivering the simplicity, speed, sensitivity and ubiquity that will truly unlock the potential of the proteome, we believe we can open a path to endless opportunities in scientific discovery, from discovering new therapies and diagnostics to revolutionizing basic science research.”
Note Regarding Summary of Transaction
The description of the business combination contained herein is only a high-level summary and is qualified in its entirety by reference to the underlying documents filed with the U.S. Securities and Exchange Commission (“SEC”). A more detailed description of the terms of the transaction has been provided in a registration statement on Form S-4 filed with the SEC BY Arya III, which the SEC has declared effective and which contains a definitive proxy/final prospectus relating to the transaction.
Advisors
Morgan Stanley acted as lead financial advisor to Nautilus Biotechnology. Cowen also acted as financial advisor to Nautilus Biotechnology. Jefferies LLC and Goldman Sachs & Co. LLC acted as financial advisors to Arya III as well as private placement agents. Wilson Sonsini Goodrich & Rosati, P.C. acted as legal counsel to Nautilus Biotechnology. Kirkland & Ellis LLP acted as legal counsel to Arya III.
About Nautilus Biotechnology, Inc.
Based in Seattle, Washington, Nautilus is a development stage life sciences company creating a platform technology for quantifying and unlocking the complexity of the proteome. Nautilus’ mission is to transform the field of proteomics by democratizing access to the proteome and enabling fundamental advancements across human health and medicine. To learn more about Nautilus, visit nautilus.bio
Special Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws. You can identify forward-looking statements by words such as “may,” “will,” “could,” “can,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “poised,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, but not all forward-looking statements will contain these words. Forward-looking statements in this press release include, but are not limited to, statements regarding the potential functionality and performance of Nautilus’ product platform, its potential impact on pharmaceutical development and drug discovery, and market opportunities available to Nautilus generally. These statements are based on numerous assumptions concerning the development of Nautilus’ products and target markets and involve substantial risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievement to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this press release or the assumptions upon which they are based will prove to be accurate. Risks and uncertainties that could materially affect the accuracy of Nautilus’ assumptions and its ability to achieve the forward-looking statements set forth in this press release include (without limitation) the following: Nautilus’ product platform is not yet commercially available and remains subject to significant scientific and technical development, which is inherently challenging and difficult to predict, particularly with respect to highly novel and complex products such as those being developed by Nautilus. Even if our development efforts are successful, our product platform will require substantial validation of its functionality and utility in life science research. In the course of Nautilus’ scientific and technical development and associated product validation and commercialization, we may experience material delays as a result of unanticipated events. We cannot provide any guarantee or assurance with respect to the outcome of our development and commercialization initiatives or with respect to their associated timelines. For a more detailed description of additional risks and uncertainties facing Nautilus and its development efforts, investors should refer to the Registration Statement on Form S-4 and related filings filed by Arya III with the SEC. The forward-looking statements in this press release are as of the date of this press release. Except as otherwise required by applicable law, Nautilus and Arya III disclaim any duty to update any forward-looking statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Media Contact
Thermal for Nautilus Biotechnology
Kaustuva Das
press@nautilus.bio

Investor Contact
investorrelations@nautilus.bio